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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



    Date of report (Date of earliest event reported): June 30, 1998



                              CAMDEN PROPERTY TRUST
             (Exact name of Registrant as specified in its Charter)

           Texas                         1-12110                76-6088377
(State or other jurisdiction of  (Commission file number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)


             Three Greenway Plaza, Suite 1300, Houston, Texas 77046
               (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code: (713) 354-2500



                               Not applicable
       (Former name or former address, if changed since last report)






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     The undersigned  registrant  hereby amends Item 7 of its Current Report on Form 8-K dated July 15, 1998 to read in its entirety as follows:

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (b)      Pro Forma Financial Information.

     The registrant's Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 1997 and Unaudited Pro Forma Combined Balance Sheet as of December 31, 1997 was filed as part of Amendment No. 1 to Form S-4 (No. 333-45817) of the registrant, and is incorporated herein by reference.

     (c)      Exhibits.

     2.1 Contribution Agreement, dated June 26, 1998, by and between Camden Subsidiary, Inc. and Sierra-Nevada Multifamily Investments, LLC

     2.2 Agreement of Purchase and Sale, dated June 26, 1998, by and between Camden Subsidiary, Inc. and Sierra-Nevada Multifamily Investments, LLC

     2.3 Agreement of Purchase and Sale, dated June 26, 1998, by and between NQRS, Inc. and Sierra-Nevada Multifamily Investments, LLC

     99.1 Amended  and  Restated   Limited   Liability   Company   Agreement  of
          Sierra-Nevada Multifamily Investments, LLC, adopted as of June 29, 1998 by Camden Subsidiary, Inc. and TMT-Nevada, L.L.C.

     99.2 Residential Property Management and Exclusive Leasing Agreement which includes a 0.5% management fee term, dated as of June 29, 1998, by and between Sierra-Nevada Multifamily Investments, LLC and Camden Development, Inc.

     99.3 Residential Property Management and Exclusive Leasing Agreement which includes a 3.5% management fee term, dated as of June 29, 1998, by and between Sierra-Nevada Multifamily Investments, LLC and Camden Development, Inc.

     99.4 Commitment Letter, dated June 26, 1998, between Berkshire Mortgage Finance Limited Partnership and Sierra-Nevada Multifamily Investments, LLC

     99.5 Commitment Letter in the amount of $5,440,000, dated June 23, 1998, between Washington Mortgage Financial Group, Ltd. and Sierra-Nevada Multifamily Investments, LLC 99.6 Commitment Letter in the amount of $1,600,000, dated June 23, 1998, between Washington Mortgage Financial Group, Ltd. and Sierra-Nevada Multifamily Investments, LLC

     99.7 Press Release, dated June 30, 1998

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 1999





                             CAMDEN PROPERTY TRUST



                             By:  /S/ G. STEVEN DAWSON
                                  ----------------------------------------------
                                      G. Steven Dawson
                                      Senior Vice President - Finance, Chief
                                      Financial Officer, Treasurer and Secretary